UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2006

STARTEK, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-12793	84-1370538

(State or other jurisdiction of incorporation	(Commission File	(I.R.S. Employer Identification No.)
or organization)	Number)
44 Cook Street Suite 400, Denver, Colorado 80206

(Address of principal executive offices; zip code)
Registrant’s telephone number, including area code: (303) 399-2400

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Offer Letter
On May 5, 2006, StarTek, Inc. appointed Patrick M. Hayes as Chief Operating Officer, as disclosed previously in our Form 10-Q for the quarter ended March 31, 2006. On June 12, 2006, StarTek, Inc. and Patrick M. Hayes entered into an offer letter in connection with the appointment of Mr. Hayes as Executive Vice President and Chief Operating Officer of StarTek, Inc. The letter provides for an annual salary of $255,000 per year, subject to future increases based upon performance and goal achievements. Mr. Hayes is eligible to participate in the StarTek Leadership Incentive Plan, wherein he may receive a bonus of up to 50% of his actual base earnings effective as of June 12, 2006. The portion of the aforementioned 50% bonus that Mr. Hayes receives is completely dependent on the level of achievement toward corporate-wide financial targets, as described in the StarTek Leadership Incentive Plan.
If Mr. Hayes’ employment at StarTek, Inc. terminates for any reason other than “cause,” he will receive 12 months of severance. For purposes of the agreement, “cause” requires a reasonable good faith determination by StarTek, Inc. and is defined as (1) an act or acts constituting a felony; (2) an act or acts constituting dishonesty or disloyalty with respect to StarTek; (3) an act or acts constituting fraud; and/or (4) an act or acts that materially adversely affect StarTek’s business or reputation.
Stock Option Awards
On June 12, 2006, StarTek, Inc. awarded options to certain of its employees and officers under the Option Award Agreement attached as Exhibit 10.26. Under the Option Award Agreement, 25% of the option shares vest on the first anniversary of the date of grant and 2.0833% of the shares vest each month thereafter for 36 months. This vesting schedule differs from the standard vesting schedule set forth in the StarTek, Inc. Stock Option Plan, filed as Exhibit 10.1 to our Form 10-K for the year ended December 31, 2005, which provides that stock awards vest ratably over a 5 year period.
Item 9.01. Financial Statements and Exhibits

Exhibit
Number	Description
10.25	Offer letter for Patrick M. Hayes, effective as of June 12, 2006
10.26	Form of Option Agreement pursuant to StarTek, Inc. Stock Option Plan (four year vesting schedule)
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.
Date: June 16, 2006	By:	/s/ Steven D. Butler
President and Chief Executive Officer
StarTek, Inc.

EXHIBIT INDEX

Exhibit
Number	Description
10.25	Offer letter for Patrick M. Hayes, effective as of June 12, 2006
10.26	Form of Option Agreement pursuant to StarTek, Inc. Stock Option Plan (four year vesting schedule)